Exhibit 10.1

OFFSHORE RESTRICTED SECURITIES SUBSCRIPTION AGREEMENT

This Agreement is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended, (the "1933 Act").

This Agreement has been executed by the undersigned in connection with the sale and purchase from **SBS Interactive Co.**, (hereinafter referred to as "Company" or "Seller") a corporation organized under the laws of the State of Florida, United States of America, with its principal administrative office, 4211 Yonge Street, Suite 235, Toronto, Ontario M2P 2A9, of one share of the Company's common stock, $0.001 par value (collectively, the "Shares"). The Shares are being purchased from the Company pursuant to Rule 903 of Regulation S. The capitalized terms used herein and not defined herein shall have the meanings given to them in Regulation S.

The undersigned, purchaser (hereinafter referred to as "Buyer"), hereby represents and warrants to, and agrees with Seller as follows:

1. AGREEMENT TO SUBSCRIBE: PURCHASE PRICE

a. SHARES PURCHASED: The Buyer hereby agrees to purchase 666,667 Shares at $0.30 (U.S.) per Share, for a total purchase price of $200,000 U.S.

b. FORM OF PAYMENT: Buyer shall pay the purchase price by delivering good funds in United States Dollars via wire transfer or certified funds to the Company at its offices.

c. NON-REFUNDABLE. Buyer understands that once the purchase price has been delivered and the Shares issued, there is no rescission of this Agreement and no refund will be made.

2. REGISTRATION RIGHTS GRANTED.

The Company hereby grants the following registration rights to the Buyer:

(a) If the Company at any time proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise subject to an effective registration statement, the Company will give the Purchaser written notice to cause such Registrable Securities to be included with the securities to be covered by the registration statement proposed to be filed by the Company. In the event that any registration pursuant to this Section 5.1(a) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Purchaser in writing of any such reduction. "Registrable Securities" means the number of Share purchased hereunder.

(b) The Company shall file, or use its best efforts to file, a Form SB-2 Registration Statement (or such other form that it is eligible to use) (a "Registration Statement") in order to register the issuance of the Registrable Securities to the Purchaser under the Securities Act with the SEC within ninety days after the closing, and cause, or use its best efforts to cause, such registration statement to be declared effective within one hundred fifty days after the last closing. The Company will include the number of shares of Common Stock in the aforedescribed registration statement that is equal to the Shares.

3. BUYER'S REPRESENTATIONS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

a. OFFSHORE TRANSACTION. Buyer represents and warrants to the Company as follows:

(i) Buyer is not a U.S. Person or Buyer was not formed for the purpose of investing in securities which have not been registered under the 1933 Act for the benefit of a U.S. person;

(ii) At the time the buy order was originated, Buyer was outside the United States;

(iii) To Buyer's knowledge, no offer to sell or purchase the Shares was made in the United States;

(v) Buyer is purchasing the Shares for its own account and for investment purposes and not with the view towards distribution or for the account of a U.S. Person;

(vi) All subsequent offers and sales of the Shares shall be made in compliance with Regulation S, specifically Rule 903(b)(3) and/or pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration under the 1933 Act.

(vii) Buyer understands that the Company is the seller of the Shares which are the subject of this Subscription Agreement, and that, for purpose of Regulation S, a "distributor"" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. The undersigned agrees that it will not, during the Restricted Period set forth under Rule 903(b)(iii)(A), act as a distributor, either directly or through any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the Shares other than to a non-U.S. Person except in compliance with applicable securities laws.

(viii) The Buyer acknowledges that the shares of common stock purchased will bear a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN "OFFSHORE TRANSACTION" IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SHARES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

(ix) Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and States securities laws and that the Seller is relying upon the truth and accuracy of the representations, warranties and agreement herein in order to determine the applicability of such exemptions and the suitability of Buyer to acquire the Shares;

(x) Buyer acknowledges that, in making the decision to purchase the Shares, Buyer had relied solely upon independent investigations made by it and materials provided by the Company and not upon any representations made by Company with respect to the Company or the Shares;

(xi) Buyer and any person receiving a selling concession or acting as a distributor or dealer on behalf of the Buyer prior to the expiration of the restricted period under Regulation S will send a confirmation or other notice to any other purchaser stating that the purchase is subject to the same restrictions on offers and sales that apply to the Buyer.

(xii) Buyer acknowledges that Buyer has received and carefully reviewed such information and documentation relating to the Company that the undersigned has requested, including without limitation, the Company's filings with the Securities and Exchange Commission.

(xiii) Buyer has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering and all such questions, if any, have been answered to the full satisfaction of Buyer.

(xiv) Buyer has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Shares.

b. NO GOVERNMENT RECOMMENDATION OR APPROVAL. Buyer understands that no Federal of State agency has passed on or made any recommendation or endorsement of the Shares.

4. SELLER'S REPRESENTATIONS. Seller represents and warrants to Buyer as follows:

a. REPORTING COMPANY. The Company's common stock is registered under section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). The Company is a "reporting issuer" as defined by Rule 902 of Regulation S. The Company is required to comply with the reporting obligations under Section 12(g) of the Exchange Act. The Company is current in its reporting obligations with the Securities and Exchange Commission. The Company's common stock is listed on the Over-the-Counter Bulletin Board under the symbol **SBSS**.

b. OFFSHORE TRANSACTION.

(i) Seller has not offered the securities which are the subject of this transaction to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S.

(ii) At the time the buy order was originated, Seller and/or its agents reasonably believed Buyer was outside of the United States and was not a U.S. Person.

(iii) Seller and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

c. NO DIRECTED SELLING EFFORTS. Seller has not engaged in nor will engage in any "Directed Selling Efforts," i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being purchased by the Buyer.

d. FULLY PAID SHARES. The Shares when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable. The Shares are free and clear of any security interest, liens, claims, or other encumbrances.

e. VALID AGREEMENT. The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

f. APPROVALS. Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Shares as contemplated by the Subscription Agreement.

5. EXEMPTION; RELIANCE ON REPRESENTATION.

a. PURCHASE AND SALE UNDER REGULATION S. Buyer understands that the offer and sale of the Shares are not being registered under the 1933 Act. Seller is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S as an exemption from registration for this transaction between the Seller and the Buyer.

b. RESTRICTED SECURITIES. Buyer agrees that the Shares were acquired from the Company in a transaction not involving any public offering and are deemed to be "restricted securities" as defined in SEC Rule 144(a)(3). Buyer further understands that "restricted securities" cannot be resold publicly within the United States except, pursuant to an effective registration statement or an exemption from such registration. Buyer acknowledges that SEC Rule 144 permits the public resale of "restricted securities" in reliance upon an exemption from registration under Section 4(1) of the 1933 Act only if the conditions of

Rule 144 are met. In general, the conditions which must be met to rely on Rule 144 to publicly resell restricted securities in the United States are as follows:

(i) A minimum of one year must lapse between the later of the date of the acquisition of the Shares from Seller or the date of upon which the full purchase price has been paid to the Seller and the date of resale of the Shares.

(ii) The amount of Shares which may be sold by any person (or persons whose sales must be aggregated under the Rule) in any ninety day period may not exceed the greater of 1% of the then outstanding shares of common stock of the Company or the average weekly volume during the four calendar weeks prior to such sale.

(iii) The Shares must be sold in "Brokers Transactions" within the meaning of Section 4(4) of the 1933 Act or in transactions directly with a "market maker" as defined in Section 3(a)(38) of the Exchange Act of 1934.

(iv) A Notice of Intention to Sale must be filed with the SEC.

(v) There must be current public information available with respect to the Shares.

c. COMPLIANCE WITH SECURITIES LAWS. Buyer understands and agrees that because the Shares are being acquired under Regulation S and are "restricted securities," Buyer will be required to comply with both the provisions of Regulation S and Rule 144 in any resale of the Shares, absent registration of the Shares or an exemption therefrom.

d. MARKET FOR SHARES. Buyer understands that there is a limited market for the Company's common stock as traded on the Over-the-Counter Bulletin Board, and that there is no public market, and there will not be a public market, and there is no warranty or guaranty of the extent of such market if and when Buyer determines to resell some or all of the shares purchased by this Subscription Agreement.

6. CLOSING DATE.

The date of the issuance of the sale of the Shares (the "Closing Date") shall be as of not later than January 31, 2005 or such other mutually agreed to time.

7. CONDITIONS TO THE SELLER'S OBLIGATION TO SELL.

Buyer understands that Seller's obligation to sell the stock is condition upon:

a. The receipt and acceptance by Seller of this Subscription Agreement executed by Buyer for all of the Shares as evidenced by execution of this Subscription Agreement by the President or Secretary of the Seller, and

b. Delivery by Buyer of good funds as payment in full for the purchase of the Shares.

8. CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.

Seller understands that Buyer's obligation to purchase Shares is conditioned upon:

a. Acceptance and execution by Buyer of this Subscription Agreement for the sale of Shares; and

b. Delivery of Shares of common stock with restrictive legends as described herein to the Seller as set forth herein.

9. GOVERNING LAW.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, United States of America. A facsimile transmission of this signed agreement shall be legal and binding to all parties hereto.

10. MODIFICATION.

This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party with the approval of their respective boards of directors.

11. NON-ASSIGNABLE.

This Agreement is not assignable or transferable to any other party.

IN WITNESS WHEREOF, this Offshore Restricted Securities Subscription Agreement was duly executed on the date first written below.

Dated this 7. day of the month of January, 2005.

Buyer:

By: [signature]
(Authorized Signature)

Arthur Fogel
(Print Name and Title)

Mechelsesteenweg 191
(Address)

Antwerp 2018
(City)

Belgium
(Country)

Accepted by the Seller this ________ day of the month of January, 2005.

SBS INTERACTIVE CO.

By: ______________________
(Authorized Signature)

____
(Print Name and Title)